UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 20, 2006
Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

502 South Rosa Road,Madison, Wisconsin	53719

(Address of Principal Executive Offices)	(Zip Code)
(608) 273-8933
(Registrant’s Telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
On December 20, 2006, Third Wave Technologies, Inc. (“Third Wave”) closed its sale of $20,000,000 (at maturity) of Convertible Senior Subordinated Zero-Coupon Promissory Notes (the “Notes”) for an aggregate purchase price of $14,881,878 pursuant to the securities purchase agreement (the “Securities Purchase Agreement”) entered into by Third Wave with Stark Onshore Master Holding LLC. The Notes were placed pursuant to Rule 506 of Regulation D under the Securities Act of 1933. The Notes were not registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration requirements.
A copy of the Securities Purchase Agreement is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
10.1	Securities Purchase Agreement dated as of December 18, 2006, by and among Third Wave Technologies, Inc. and Stark Onshore Master Holding LLC incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 19, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: December 20, 2006	By:	/s/ Cindy S. Ahn

Name: Cindy S. Ahn Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement dated as of December 18, 2006, by and among Third Wave Technologies, Inc. and Stark Onshore Master Holding LLC incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 19, 2006